Exhibit 24.1



              DIRECTOR AND/OR OFFICER OF ELCOM INTERNATIONAL, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  The undersigned director and/or officer of Elcom International, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert J. Crowell, Laurence F. Mulhern and Peter A. Rendall, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EFFECTIVE as of December 14, 1999.



/s/ Richard J. Harries, Jr.                           Director
    Richard J. Harries, Jr.                            Title

              DIRECTOR AND/OR OFFICER OF ELCOM INTERNATIONAL, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  The undersigned director and/or officer of Elcom International, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert J. Crowell, Laurence F. Mulhern and Peter A. Rendall, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EFFECTIVE as of December 14, 1999.



/s/ John W. Ortiz                                       Director
    John W. Ortiz                                         Title

              DIRECTOR AND/OR OFFICER OF ELCOM INTERNATIONAL, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  The undersigned director and/or officer of Elcom International, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert J. Crowell, Laurence F. Mulhern and Peter A. Rendall, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  EFFECTIVE as of December 14, 1999.



/s/ William W. Smith                                   Director
    William W. Smith                                    Title